Exhibit 21.1

Subsidiary List

250 High Street Holdings, L.L.C.	Delaware

250 High Street TRS, L.L.C.	Delaware

250 High Street, L.L.C.	Delaware

600 Goodale, L.L.C.	Delaware

80 on the Commons TRS, L.L.C.	Delaware

80 on the Commons, L.L.C.	Delaware

801 Polaris Holdings, L.L.C.	Delaware

SREIT 101 Munster, L.L.C.	Delaware

SREIT 1441 South Lindsay Road, L.L.C.	Delaware

SREIT 1600 Northwind, L.L.C.	Delaware

SREIT 1650 Northwind, L.L.C.	Delaware

SREIT 1700 Northwind, L.L.C.	Delaware

SREIT 17th Street Hotel Holdings, L.L.C.	Delaware

SREIT 1851 Northwind, L.L.C.	Delaware

SREIT 1901 Northwind, L.L.C.	Delaware

SREIT 201 Swift Road, L.L.C.	Delaware

SREIT 2091 Ridgeview Court, L.L.C.	Delaware

SREIT 215 Munster, L.L.C.	Delaware

SREIT 221 Swift Road, L.L.C.	Delaware

SREIT 225 Munster, L.L.C.	Delaware

SREIT 235 Munster, L.L.C.	Delaware

SREIT 333 Munster, L.L.C.	Delaware

SREIT 480 Munster, L.L.C.	Delaware

SREIT 4820 Indianapolis Drive, L.L.C.	Delaware

SREIT 4910 Indianapolis Drive, L.L.C.	Delaware

SREIT 5701 North Meadows Drive, L.L.C.	Delaware

SREIT 5900 North Meadows Drive, L.L.C.	Delaware

SREIT 6221 Northwind, L.L.C.	Delaware

SREIT 6451 Northwind, L.L.C.	Delaware

SREIT 8401 Bearing Drive, L.L.C.	Delaware

SREIT 8421 Bearing Drive, L.L.C.	Delaware

SREIT 8441 Bearing Drive, L.L.C.	Delaware

SREIT Avida TRS, L.L.C.	Delaware

SREIT Avida, L.L.C.	Delaware

SREIT Barlow, L.L.C.	Delaware

SREIT Becknell Holdings GP, L.L.C.	Delaware

SREIT Becknell Holdings LP, L.L.C.	Delaware

SREIT Becknell TRS, L.LC.	Delaware

SREIT Capital Crest Holdings, L.L.C.	Delaware

SREIT Capital Crest, L.L.C.	Delaware

SREIT Cascade at Northlake Holdings LP, L.L.C.	Delaware

SREIT Cascades at Northlake Holdings GP, L.L.C.	Delaware

SREIT Cascades at Northlake, L.P.	Delaware

SREIT CM Fort Myers Opco, L.L.C.	Delaware

SREIT CM Fort Myers PropCo, L.L.C.	Delaware

SREIT Commerce Parkway, L.L.C.	Delaware

SREIT Concord Park, L.L.C.	Delaware

SREIT Creekside Boulevard, L.L.C.	Delaware

SREIT Deerwood Park GP, L.L.C.	Delaware

SREIT Deerwood Park Holdings, L.P.	Delaware

SREIT Deerwood Park JTB Center, L.L.C.	Delaware

SREIT Deerwood Park LP, L.L.C.	Delaware

SREIT Deerwood Park North, L.L.C.	Delaware

SREIT Deerwood Park South, L.L.C.	Delaware

SREIT Deerwood Park TRS, L.L.C.	Delaware

SREIT Erwin Resi Holdings GP, L.L.C.	Delaware

SREIT Erwin Resi Holdings LP, L.L.C.	Delaware

SREIT Erwin Residential, L.P.	Delaware

SREIT Erwin Retail Holdings GP, L.L.C.	Delaware

SREIT Erwin Retail Holdings LP, L.L.C.	Delaware

SREIT Erwin Retail, L.P.	Delaware

SREIT Erwin TRS, L.L.C.	Delaware

SREIT Gerdt Court, L.L.C.	Delaware

SREIT Glen Ellyn Road, L.L.C.	Delaware

SREIT Grande Court, L.L.C.	Delaware

SREIT Griffin Scottsdale TRS, L.L.C.	Delaware

SREIT Griffin Scottsdale, L.L.C.	Delaware

SREIT Hamlin Court, L.L.C.	Delaware

SREIT HI Knoxville Opco, L.L.C.	Delaware

SREIT HI Knoxville PropCo, L.L.C.	Delaware

SREIT Hotel Holdings, L.L.C.	Delaware

SREIT HP Boulder Opco, L.L.C.	Delaware

SREIT HP Boulder PropCo, L.L.C.	Delaware

SREIT Industrial Holdings, L.L.C.	Delaware

SREIT International Property Holdings GP, L.L.C.	Delaware

SREIT International Property Holdings, L.P.	Delaware

SREIT Lakeside Drive, L.L.C.	Delaware

SREIT Lindsay Park Holdings, L.L.C.	Delaware

SREIT Lindsey Terrace, L.L.C.	Delaware

SREIT Multifamily Holdings, L.L.C.	Delaware

SREIT Noah’s Landing, L.L.C.	Delaware

SREIT North 132nd Street, L.L.C.	Delaware

SREIT North Ironwood Drive, L.L.C.	Delaware

SREIT Office Holdings, L.L.C.	Delaware

SREIT Perry Boulevard, L.L.C.	Delaware

SREIT RI Cleveland Opco, L.L.C.	Delaware

SREIT RI Cleveland PropCo, L.L.C.	Delaware

SREIT RI Little Rock Opco, L.L.C.	Delaware

SREIT RI Little Rock PropCo, L.L.C.	Delaware

SREIT RI Tampa Opco, L.L.C.	Delaware

SREIT RI Tampa PropCo, L.L.C.	Delaware

SREIT SC Holdings GP, L.L.C.	Delaware

SREIT SC Holdings LP, L.L.C.	Delaware

SREIT Securities Holdings, L.L.C.	Delaware

SREIT SS Fort Myers Opco, L.L.C.	Delaware

SREIT SS Fort Myers PropCo, L.L.C.	Delaware

SREIT Tesler Road, L.L.C.	Delaware

SREIT Thornton at Alexandria, L.L.C.	Delaware

SREIT Thornton TRS, L.L.C.	Delaware

SREIT TPS Tampa Opco, L.L.C.	Delaware

SREIT TPS Tampa PropCo, L.L.C.	Delaware

SREIT TRS HotelCo, L.L.C.	Delaware

SREIT TRS MasterCo, L.L.C.	Delaware

SREIT Tuscan Isle, L.L.C.	Delaware

SREIT U.S. Property Holdings, L.L.C.	Delaware

SREIT Vestcor Holdings, L.L.C.	Delaware

SREIT-Becknell Holdings, L.P.	Delaware

SREIT-Coastal Partners, L.P.	Delaware

Starwood REIT Operating Partnership, L.P.	Delaware

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